                        HOTCHKIS AND WILEY VARIABLE TRUST
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1998




INVESTMENT OBJECTIVES AND POLICIES - THE FIXED-INCOME FUNDS - INVESTMENT POLICIES OF THE FIXED-INCOME FUNDS

In addition to the types of securities listed in the Prospectus, the Total Return Bond VIP Portfolio and the Low Duration VIP Portfolio (collectively, the "Fixed-Income Funds") may invest in municipal obligations.

SECURITIES AND TECHNIQUES USED BY THE FUNDS

MUNICIPAL OBLIGATIONS

The Fixed-Income Funds may invest in municipal obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their agencies and instrumentalities.

Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), backed by the revenues from a specific project or the credit of a private organization ("revenue obligations") or issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities ("private activity bonds"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. Others are not backed by escrowed securities, insurance, letters of credit or other credit enhancements.

The Fixed-Income Funds' investments in municipal obligations may include fixed, variable or floating rate general obligations, revenue obligations and other obligations, including municipal lease obligations; resource recovery obligations; certificates of participation; inverse floaters; instruments with demand features, tender option bonds and standby commitments; private activity obligations; zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue or bond anticipation notes; tax-exempt commercial paper; and purchase obligations that are subject to restrictions on resale. See the Statement of Additional Information for a further discussion of these obligations.

The Fixed-Income Funds may invest a portion of the value of their assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities. Examples of these include securities the interest on which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Fixed-Income Funds may be subject to greater risk compared to funds that do not follow this practice.

ORGANIZATION AND MANAGEMENT - SUBADVISORS

         The Advisor has entered into a subadvisory agreement with Mercury Asset Management International ("Mercury") and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisors that are subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations and other investment related services to be provided to the International VIP Portfolio at rates of compensation as may be agreed by the parties. There is no increase in the aggregate fees paid by this Fund for such services. David Chambers, whose biography appears under "Portfolio Managers-- International VIP Portfolio," has become associated with Mercury and is located in London.

DIVIDENDS AND TAX STATUS

The following information replaces the second paragraph under "Dividends and Tax Status."

The Equity Income VIP Portfolio expects to declare and pay income dividends quarterly; the International VIP Portfolio expects to declare and pay income dividends semi-annually; and the Fixed-Income Funds expect to declare and pay income dividends monthly.


APPENDIX - DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE

MUNICIPAL BOND RATINGS:

Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determining ratings include liquidity of the borrower and short-term cyclical elements.

STANDARD & POOR'S RATINGS GROUP

MUNICIPAL BOND RATINGS:

S&P uses SP-1, SP-2 and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.


July 29, 1998

                        HOTCHKIS AND WILEY VARIABLE TRUST
                          INTERNATIONAL VIP PORTFOLIO
                            SUPPLEMENT TO PROSPECTUS
                  DATED FEBRUARY 1, 1998, REVISED MAY 15, 1998



ORGANIZATION AND MANAGEMENT - SUBADVISORS

         The Advisor has entered into a subadvisory agreement with Mercury Asset Management International ("Mercury") and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisors that are subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangement is for investment research, recommendations and other investment related services to be provided to the International VIP Portfolio at rates of compensation as may be agreed by the parties. There is no increase in the aggregate fees paid by this Fund for such services. David Chambers, whose biography appears under "Portfolio Managers," has become associated with Mercury and is located in London.


July 29, 1998

                        HOTCHKIS AND WILEY VARIABLE TRUST
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 1998

INVESTMENT OBJECTIVES AND POLICIES

MUNICIPAL OBLIGATIONS

         The two principal classifications of municipal bonds, notes and commercial paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include states, counties, cities, towns and other governmental units. Revenue bonds, notes and commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in come cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, included the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multifamily housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

         Included within the revenue bonds category are participations in municipal lease obligations or installment purchase contracts of municipalities (collectively, "lease obligations"). State and local governments issue lease obligations to acquire equipment leases and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

         Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisers to determine whether they may be subject to the federal alternative minimum tax.

         Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for the use of the facilities. The viability of a resource recovery project, environmental protections regulations and project operator tax incentives may affect the value and credit quality of these obligations.

         Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

         A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation has terms which provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

         Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

         Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fixed-Income Funds' investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which the Fixed-Income Funds invest to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

July 29, 1998